UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2009

DEVELOCAP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-150613	26-3030202
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Khuong Viet St, Phu Trung Ward, Tan Phu Dist.

Ho Chi Minh City, Vietnam

(Address of principal executive offices) (zip code)

(848) 5406 7624

 (Registrant's telephone number, including area code)

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

1485 E. Feather Nest Drive

Eagle, ID 83616

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On September 30, 2009, the board of directors of Develocap, Inc. (the “Company”) ratified the dismissal of Li & Company, P.C. (“Li”) as the Company’s independent registered public accounting firm. Li’s dismissal was effective as of August 7, 2009.

During the fiscal years ended January 31, 2009 and 2008, Li’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except, Li’s audit reports for the years ended January 31, 2009 and 2008 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended January 31, 2009 and 2008 and the subsequent interim period through September 30, 2009, (i) there were no disagreements between the Company and Li on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Li would have caused Li to make reference to the matter in its reports on the Company's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On September 30, 2009, the Company provided Li with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Li furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated September 30, 2009, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On August 7, 2009, the Company engaged ZYCPA Company Limited (“ZYCPA”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2009. The change in the Company’s independent registered public accounting firm was ratified by the Company’s Board of Directors on September 30, 2009.

During the years ended January 31, 2009 and 2008 and the subsequent interim period through August 7, 2009, the Company did not consult with ZYCPA regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 30, 2009, the board of directors of the Company approved a change in the Company’s fiscal year from January 31 to December 31. The change in fiscal year was approved in connection with the Company’s acquisition of 49% of the outstanding capital of Trai Thien Sea Transport Investment and Development Joint Stock Company (“Trai Thien”) in a transaction accounted for as a reverse acquisition. As a result of the Company’s acquisition of Trai Thien, the Company is adopting the fiscal year of Trai Thien, who was considered the accounting acquirer in the transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1*	Letter from Li & Company, P.C. dated September 30, 2009

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOCAP, INC.

Dated: September30, 2009

By: /s/ Nguyen Quoc Khanh

Name: Nguyen Quoc Khanh

Title: President

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